UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2007

ENCORE CAPITAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26489	48-1090909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8875 Aero Drive, Suite 200, San Diego, California	92123
(Address of Principal Executive Offices)	(Zip Code)

(877) 445-4581

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 1, 2007, our Board of Directors approved an amendment to the Company’s Bylaws, as previously amended through March 1, 2005. Pursuant to the amended Bylaws, effective as of May 1, 2007, the Board has set the maximum number of directors that may serve on the Board to twelve.

The above summary of the Bylaws is qualified in its entirety by reference to the copy of the Bylaws, as amended, attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 8.01	Other Events

On May 1, 2007, our Board of Directors appointed Carl C. Gregory III as Chairman of the Board effective May 1, 2007. Mr. Gregory replaces Richard A. Mandell, who previously served as Chairman. Mr. Mandell will remain a director on our Board.

We issued a press release on May 3, 2007 announcing Mr. Gregory’s appointment, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information reported in this Item 8.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Bylaws of Encore Capital Group, Inc., as amended through May 1, 2007.

99.1	Press release dated May 3, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: May 3, 2007	/s/ Paul Grinberg
Paul Grinberg
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Bylaws of Encore Capital Group, Inc., as amended through May 1, 2007.

99.1	Press release dated May 3, 2007